Financial Results and Supplemental Information SECOND QUARTER FISCAL 2025 May 6, 2025 Exhibit 99.2

Table of Contents

THE RMR GROUP

QUARTERLY RESULTS

The RMR Group Inc. Announces Second Quarter Fiscal 2025 Financial Results 4

Second Quarter Fiscal 2025 Highlights 5

FINANCIALS

Key Financial Data 7

Adjusted Net Income Attributable to The RMR Group Inc. Bridge 8

AUM by Source 9

Management and Advisory Services Revenues by Source 11

Well-Covered Dividend 12

GAAP Results: Condensed Consolidated Statements of Income 13

GAAP Results: Earnings Per Common Share 15

GAAP Results: Condensed Consolidated Balance Sheets 16

NON-GAAP FINANCIAL MEASURES 17

APPENDIX 23

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 30

RMR
Nasdaq Listed

Trading Symbol:
Common Shares: RMR

Investor Relations Contact:
Bryan Maher, Senior Vice President
(617) 796-8230
bryan.maher@rmrgroup.com
ir@rmrgroup.com

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458-1634
www.rmrgroup.com

All amounts in this presentation are unaudited.

Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 28 for terms used throughout this presentation.

Fiscal Q2 2025 2

Quarterly Results

4Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Newton, MA (May 6, 2025). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended March 31, 2025. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on April 22, 2025. This dividend will be paid on or about May 15, 2025. Conference Call A conference call to discuss RMR’s fiscal second quarter results will be held on Wednesday May 7, 2025 at 1:00 p.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 3934434. A live audio webcast of the conference call will also be available in a listen- only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on both residential and commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 900 real estate professionals in more than 35 offices nationwide who manage approximately $40 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR’s second quarter results were slightly below our expectations as a result of reduced capital spending, the impact of strategic asset sales and deleveraging activities at our Managed REITs. In light of these headwinds, we remained diligent in controlling expenses to mitigate the impact on margins. Net income per share this quarter was $0.21, with Adjusted Net Income per share of $0.28 and Distributable Earnings per share of $0.40. As part of RMR’s private capital initiatives, we closed on two joint venture acquisitions in Florida totaling $196 million this quarter. We ended the quarter with over $137 million of cash on hand and continue seeking to raise private capital across multiple investment strategies. We expect these initiatives, as well as improving trends at several of our Managed REITs, will lead to attractive returns for our shareholders." Adam Portnoy, President and Chief Executive Officer The RMR Group Inc. Announces Second Quarter Fiscal 2025 Financial Results

5Fiscal Q2 2025RETURN TO TABLE OF CONTENTS • Assets Under Management of $39.8 billion. • Net income of $7.7 million and net income attributable to The RMR Group Inc. of $3.6 million, or $0.21 per diluted share. • Adjusted Net Income Attributable to The RMR Group Inc. of $4.7 million, or $0.28 per diluted share, and Distributable Earnings of $12.8 million, or $0.40 per diluted share. • Adjusted EBITDA of $19.2 million and Adjusted EBITDA Margin of 40.1%. Second Quarter Fiscal 2025 Highlights Financial Highlights Wholly Owned Value-Add Retail RMR Residential Joint Venture Investments • In April 2025, RMR closed on a 77% leased, 22-acre community shopping center in Chicago, IL for a purchase price of $21.3 million, excluding closing costs. ◦ As part of our strategic initiative to expand our private capital business, our plan is to acquire a small portfolio of value-add retail properties to establish a track record in this sector for future fundraising efforts. • During the quarter, RMR closed two joint venture acquisitions of residential communities in Pompano Beach, FL and Sunrise, FL. ◦ The aggregate all-in transaction value of these acquisitions is $196.1 million. ◦ RMR raised an aggregate $64.3 million in equity from institutional investors to capitalize these joint ventures and secured an aggregate $121.5 million in mortgage financing. ◦ RMR is the general partner of both joint ventures and retained equity interests totaling $11.0 million. ◦ RMR recognized $0.7 million in acquisition fees this quarter and is entitled to ongoing property management fees and a carried interest if certain investment returns are met.

Financials

7Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Key Financial Data As of and for the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 GAAP Financial Measures Net Income $ 7,694 $ 14,108 $ 12,713 Net Income Margin 16.9% 29.8% 25.6% Net Income Attributable to The RMR Group Inc. $ 3,616 $ 6,380 $ 5,862 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 4,709 $ 5,840 $ 6,854 Adjusted EBITDA $ 19,201 $ 20,923 $ 22,661 Adjusted EBITDA Margin 40.1% 42.1% 43.6% Distributable Earnings $ 12,825 $ 14,720 $ 16,100 Distribution Payout Ratio 79.5% 69.8% 64.2% Per Share Metrics Net Income Attributable to The RMR Group Inc. $ 0.21 $ 0.38 $ 0.34 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.28 $ 0.35 $ 0.39 Distributable Earnings $ 0.40 $ 0.46 $ 0.51 (dollars in thousands, except per share amounts) Office Properties Income Trust - Atlanta, GA

8Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Adjusted Net Income Attributable to The RMR Group Inc. Bridge Pe r Sh ar e $0.35 $(0.05) $(0.03) $(0.02) $0.01 $0.01 $0.01 $0.28 Adjusted net income Q1 2025 Lower construction management fees resulting from reduced capital spend at clients Lower business management fees driven primarily by Managed Equity REITs enterprise value declines Annual director share grants, fully vested within the quarter Acquisition fees earned from private capital joint venture acquisitions Recurring general and administrative savings driven primarily by lower third-party construction management costs Other, net Adjusted net income Q2 2025 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36

9Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Fee- Earning AUM Managed Public Real Estate Capital Managed Private Real Estate Capital $27,456,405 69% $12,385,889 31% $39,842,294 $28,295,844 68% $13,111,701 32% $41,407,545 As of March 31, 2024 $17,357,601 65% $9,208,876 35% $26,566,477 $18,340,383 65% $9,853,514 35% $28,193,897 Perpetual Capit l Priv t Capi al AUM by Source (dollars in thousands) As of March 31, 2025 AUM

AUM by Source (Continued)

(dollars in thousands)

		As of March 31, 2025	
	Commercial Real Estate Sector / Strategy	AUM	Fee-Earning AUM
Perpetual Capital			
Service Properties Trust (NASDAQ: SVC)	Hotels & Net Leased Service-Focused Retail	$ 11,363,702	$ 6,211,123
Diversified Healthcare Trust (NASDAQ: DHC)	Medical Office, Life Science & Senior Living	7,416,599	3,469,383
Office Properties Income Trust (NASDAQ: OPI)	Office	5,352,300	2,468,647
Industrial Logistics Properties Trust (NASDAQ: ILPT) [1]	Industrial	2,646,087	4,530,731
Seven Hills Realty Trust (NASDAQ: SEVN)	Diversified	677,717	677,717
Total Perpetual Capital		**$ 27,456,405**	**$ 17,357,601**
Private Capital			
Residential Real Estate Funds [2]	Value Add / Core Plus	$ 4,679,905	$ 4,679,905
Industrial Real Estate Funds [1]	Core Plus	3,954,680	896,807
Medical Office & Life Science Real Estate Funds	Core Plus	2,434,645	2,434,645
Hotel Real Estate (Sonesta)	Core	493,108	493,108
Senior Living Real Estate (AlerisLife)	Core	251,057	251,057
Other Real Estate	Core Plus	513,914	394,774
Private Credit (Diversified)	Value Add / Core Plus	58,580	58,580
Total Private Capital		**$ 12,385,889**	**$ 9,208,876**
Total		**$ 39,842,294**	**$ 26,566,477**

(1) Mountain JV AUM is included in Industrial Real Estate Funds AUM, while its Fee-Earning AUM is included in ILPT Fee-Earning AUM.
(2) Residential Real Estate Funds includes one wholly owned property, two joint venture properties and 3rd-party managed properties.

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Fiscal Q2 2025 10

11Fiscal Q2 2025RETURN TO TABLE OF CONTENTS $45,486 $47,324 $49,586 $31,281 $33,718 $35,311 $14,205 $13,606 $14,275 March 31, 2025 December 31, 2024 March 31, 2024 $27,261 $28,347 $28,985 $20,682 $21,540 $22,372 $6,579 $6,807 $6,613 March 31, 2025 December 31, 2024 March 31, 2024 $16,430 $15,148 $16,990 $9,318 $8,998 $9,879 $7,112 $6,150 $7,111 March 31, 2025 December 31, 2024 March 31, 2024 $1,795 $3,829 $3,611 $1,281 $3,180 $3,060$514 $649 $551 March 31, 2025 December 31, 2024 March 31, 2024 a b Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on page 24 and 25 for detailed revenues by client.

12Fiscal Q2 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended March 31, 2025 Amount Per Share Payout Ratio Distributable Earnings $ 12,825 $ 0.40 Dividend Funded by The RMR Group LLC 10,190 0.32 79.5% Dividend Funded by The RMR Group Inc. cash balance (1) 2,190 0.13 Total Dividend $ 12,380 $ 0.45 Well-Covered Dividend (dollars in thousands, except per share amounts) Dividends paid by The RMR Group Inc. are funded through a combination of distributable earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below: The RMR Group LLC Distributable Earnings The RMR Group Inc. The RMR Group Inc. Shareholders (Receive $0.45 per share, quarterly) $0.32 per unit $0.13 per share Quarterly Dividend $0.32 per share Calculation of Distribution Payout Ratio for The RMR Group LLC: (1) Total consolidated cash and cash equivalents for The RMR Group Inc. was $137,186 as of March 31, 2025. Included in that balance is $21,317 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $21,317 provides ample capacity, when combined with The RMR Group LLC's distributable earnings, to continue dividends at current levels for more than three years. Refer to Notes on page 27 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

GAAP Results: Condensed Consolidated Statements of Income

(dollars in thousands)

	For the Three Months Ended		
	March 31, 2025	December 31, 2024	March 31, 2024
Revenues:			
Management services[1]	$ 44,382	$ 46,183	$ 48,460
Incentive fees	19	68	60
Advisory services	1,104	1,141	1,126
Total management, incentive and advisory services revenues	45,505	47,392	49,646
Income from loan investments, net	646	546	–
Rental property revenues	1,425	1,622	198
Reimbursable compensation and benefits	20,611	21,790	22,629
Reimbursable equity based compensation	1,132	(430)	242
Other reimbursable expenses	97,349	148,556	145,232
Total reimbursable costs	119,092	169,916	168,103
Total revenues	**166,668**	**219,476**	**217,947**
Expenses:			
Compensation and benefits	42,051	42,562	44,168
Equity based compensation	1,606	126	700
Separation costs	3,455	–	410
Total compensation and benefits expense	47,112	42,688	45,278
General and administrative	11,246	11,284	11,693
Other reimbursable expenses	97,349	148,556	145,232
Rental property expenses	395	426	66
Transaction and acquisition related costs	549	787	2,328
Depreciation and amortization	2,457	2,347	1,223
Total expenses	**159,108**	**206,088**	**205,820**
Operating income	$ 7,560	$ 13,388	$ 12,127

(1) Refer to Notes on page 26 for more information on how base business management fees earned from the Managed Equity REITs are calculated.

Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation.

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Fiscal Q2 2025 13

GAAP Results: Condensed Consolidated Statements of Income (Continued)

(dollars in thousands)

	For the Three Months Ended		
	March 31, 2025	December 31, 2024	March 31, 2024
Operating income	$ 7,560	$ 13,388	$ 12,127
Interest income	1,377	1,556	2,523
Interest expense	(871)	(699)	(80)
Change in fair value of Earnout liability [2]	1,270	3,410	(300)
(Loss) gain on investments	(709)	(1,071)	563
Gain on sale of real estate	445	–	–
Income before income tax expense	**9,072**	**16,584**	**14,833**
Income tax expense	(1,378)	(2,476)	(2,120)
Net income	**7,694**	**14,108**	**12,713**
Net income attributable to noncontrolling interest in The RMR Group LLC	(4,337)	(7,722)	(6,863)
Net loss (income) attributable to other noncontrolling interests	259	(6)	12
Net income attributable to The RMR Group Inc.	**$ 3,616**	**$ 6,380**	**$ 5,862**

(2) The purchase price for RMR's acquisition of MPC Partnership Holdings LLC (RMR Residential) included an Earnout of up to an additional $20 million subject to the deployment of remaining capital commitments in investment funds managed by RMR Residential prior to the end of such funds' investment period. For the three months ended March 31, 2025, December 31, 2024, and March 31, 2024, RMR recognized a change in the fair value of the Earnout liability.

Certain prior period amounts have been reclassified to conform to the current period presentation.



Industrial Logistics Properties Trust - Franklin, IN

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Fiscal Q2 2025 14

15Fiscal Q2 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Numerators: Net income attributable to The RMR Group Inc. $ 3,616 $ 6,380 $ 5,862 Less: income attributable to unvested participating securities (104) (105) (78) Net income attributable to The RMR Group Inc. used in calculating basic EPS 3,512 6,275 5,784 Effect of dilutive securities: Add back: income attributable to unvested participating securities — — 78 Add back: net income attributable to noncontrolling interest in The RMR Group LLC (1) — — 6,863 Add back: income tax expense — — 2,120 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (2) — — (4,268) Net income used in calculating diluted EPS $ 3,512 $ 6,275 $ 10,577 Denominators: Common shares outstanding 16,879 16,845 16,731 Less: unvested participating securities and incremental impact of weighted average (263) (232) (216) Weighted average common shares outstanding - basic 16,616 16,613 16,515 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest's Class A Units for Class A Common Shares — — 15,000 Add: incremental unvested shares — — 24 Weighted average common shares outstanding - diluted 16,616 16,613 31,539 Net income attributable to The RMR Group Inc. per common share - basic $ 0.21 $ 0.38 $ 0.35 Net income attributable to The RMR Group Inc. per common share - diluted $ 0.21 $ 0.38 $ 0.34 GAAP Results: Earnings Per Common Share (amounts in thousands, except per share amounts) The assumed redemption of the 15,000,000 Class A Units was anti-dilutive to earnings per share for the three months ended March 31, 2025 and December 31, 2024 and was dilutive to earnings per share for the three months ended March 31, 2024. (1) Net loss attributable to other noncontrolling interests is not adjusted when calculating diluted earnings per share. (2) Income tax expense assumes the hypothetical conversion of the noncontrolling interest's Class A Units, which results in an estimated tax rate of 28.7% for the three months ended March 31, 2024.

16Fiscal Q2 2025RETURN TO TABLE OF CONTENTS March 31, 2025 September 30, 2024 Assets Cash and cash equivalents held by The RMR Group Inc. $ 21,317 $ 23,189 Cash and cash equivalents held by The RMR Group LLC 115,869 118,410 Due from related parties 90,022 134,030 Prepaid and other current assets 16,681 9,789 Assets held for sale — 8,700 Total current assets 243,889 294,118 Loans held for investment, net 58,086 56,221 Property and equipment, net 75,502 76,433 Due from related parties, net of current portion 5,648 9,350 Investments 36,178 23,733 Goodwill 71,761 71,761 Intangible assets, net 17,999 20,299 Operating lease right of use assets 25,293 27,353 Deferred tax asset 14,030 15,163 Other assets, net 101,355 106,063 Total assets $ 649,741 $ 700,494 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 53,152 $ 90,444 Accounts payable and accrued expenses 38,316 32,116 Operating lease liabilities 5,700 5,906 Liabilities held for sale — 4,973 Total current liabilities 97,168 133,439 Mortgage note payable 45,289 45,149 Secured financing facility, net 41,084 41,109 Operating lease liabilities, net of current portion 20,029 22,147 Amounts due pursuant to tax receivable agreement, net of current portion 18,442 18,442 Other liabilities 12,804 20,791 Total liabilities 234,816 281,077 Total equity 414,925 419,417 Total liabilities and equity $ 649,741 $ 700,494 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Diversified Healthcare Trust - Plano, TX

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2025, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended March 31, 2025:	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 3,616	$ (104)	$ 3,512	16,616	$ 0.21
Incentive fees [1]	(7)	–	(7)	16,616	–
Loss on investments [2]	267	(8)	259	16,616	0.02
Gain on sale of real estate [3]	(167)	5	(162)	16,616	(0.01)
Separation costs [4]	1,303	(37)	1,266	16,616	0.08
Change in fair value of Earnout liability [5]	(479)	14	(465)	16,616	(0.03)
Reversal of credit losses [6]	(31)	1	(30)	16,616	–
Transaction and acquisition related costs [7]	207	(6)	201	16,616	0.01
Adjusted net income attributable to The RMR Group Inc.	**$ 4,709**	**$ (135)**	**$ 4,574**	**16,616**	**$ 0.28**

(1) Includes $19 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $9 and income tax expense of $3 at a rate of approximately 15.2%.

(2) Includes $709 in losses on investments in SEVN common shares and Carroll MF VII, LLC, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $334 and income tax expense of $108 at a rate of approximately 15.2%.

(3) Includes $445 of gain on sale of real estate, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $210 and income tax expense of $68 at a rate of approximately 15.2%.

(4) Includes $3,455 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,627 and income tax expense of $525 at a rate of approximately 15.2%.

(5) Includes $1,270 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $598 and income tax expense of $193 at a rate of approximately 15.2%.

(6) Includes $81 reversal of credit losses related to loans held for investment, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $38 and income tax expense of $12 at a rate of approximately 15.2%.

(7) Includes $549 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $259 and income tax expense of $83 at a rate of approximately 15.2%.

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Fiscal Q2 2025 18

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

THE RMR GROUP

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended December 31, 2024:	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 6,380	$ (105)	$ 6,275	16,613	$ 0.38
Incentive fees [(1)]	(26)	–	(26)	16,613	–
Loss on investments [(2)]	407	(7)	400	16,613	0.02
Change in fair value of Earnout liability [(3)]	(1,296)	21	(1,275)	16,613	(0.08)
Reversal of credit losses [(4)]	(27)	–	(27)	16,613	–
Transaction and acquisition related costs [(5)]	299	(5)	294	16,613	0.02
Technology transformation investments [(6)]	103	(2)	101	16,613	0.01
Adjusted net income attributable to The RMR Group Inc.	**$ 5,840**	**$ (98)**	**$ 5,742**	**16,613**	**$ 0.35**

(1) Includes $68 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $32 and income tax expense of $10 at a rate of approximately 14.9%.

(2) Includes $1,071 in losses on The RMR Group Inc.'s investments in SEVN common shares and consolidation of Carroll MF VII, LLC, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $504 and income tax expense of $160 at a rate of approximately 14.9%.

(3) Includes $3,410 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,606 and income tax expense of $508 at a rate of approximately 14.9%.

(4) Includes $72 reversal of credit losses related to loans held for investment, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $34 and income tax expense of $11 at a rate of approximately 14.9%.

(5) Includes $787 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $371 and income tax expense of $117 at a rate of approximately 14.9%.

(6) Includes $273 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $129 and income tax expense of $41 at a rate of approximately 14.9%.

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Fiscal Q2 2025 19

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

THE RMR GROUP

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2024 assuming the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 15.

Three Months Ended March 31, 2024:	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest in The RMR Group LLC [1]	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense [2]	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 5,862	$ 6,863	$ 2,120	$ 14,845	$ (4,268)	$ 10,577	31,539	$ 0.34
Incentive fees	(23)	(28)	(9)	(60)	17	(43)	31,539	–
Gain on investments	(217)	(266)	(80)	(563)	162	(401)	31,539	(0.01)
Separation costs	157	194	59	410	(118)	292	31,539	0.01
Transaction and acquisition related costs	1,011	1,242	375	2,628	(757)	1,871	31,539	0.05
Technology transformation investments	64	79	24	167	(48)	119	31,539	–
Adjusted net income attributable to The RMR Group Inc.	**$ 6,854**	**$ 8,084**	**$ 2,489**	**$ 17,427**	**$ (5,012)**	**$ 12,415**	**31,539**	**$ 0.39**

(1) Net loss attributable to other noncontrolling interests is not adjusted when calculating diluted earnings per share.

(2) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest in The RMR Group LLC and the resulting consolidated entity's estimated tax rate of approximately 28.7% for the three months ended March 31, 2024.

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Fiscal Q2 2025 20

21Fiscal Q2 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Net income $ 7,694 $ 14,108 $ 12,713 Income tax expense 1,378 2,476 2,120 Depreciation and amortization 2,457 2,347 1,223 Interest expense 871 43 80 EBITDA 12,400 18,974 16,136 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,074 556 1,058 Separation costs 3,455 — 410 Transaction and acquisition related costs 549 787 2,328 Change in fair value of Earnout liability (1,270) (3,410) 300 Reversal of credit losses (81) (72) — Straight line office rent (123) (140) (66) Gain on sale of real estate (445) — — Loss (gain) on investments 709 1,071 (563) Distributions from investments 598 598 597 Technology transformation investments — 273 167 Incentive fees (19) (68) (60) Adjusted EBITDA $ 19,201 $ 20,923 $ 22,661 Reconciliation of EBITDA and Adjusted EBITDA from Net Income (dollars in thousands) Service Properties Trust The Royal Sonesta New Orleans

22Fiscal Q2 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Calculation of Net Income Margin: Total management, incentive and advisory services revenue $ 45,505 $ 47,392 $ 49,646 Net income $ 7,694 $ 14,108 $ 12,713 Net Income Margin 16.9% 29.8% 25.6% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 47,840 $ 49,678 $ 51,940 Adjusted EBITDA $ 19,201 $ 20,923 $ 22,661 Adjusted EBITDA Margin 40.1% 42.1% 43.6% Calculation of Distributable Earnings: Adjusted EBITDA $ 19,201 $ 20,923 $ 22,661 Less: Tax distributions to members (2) (6,376) (6,203) (6,561) Distributable Earnings $ 12,825 $ 14,720 $ 16,100 Class A and Class B-1 Common Share Distributions $ 7,580 $ 7,581 $ 6,684 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,380 $ 12,381 $ 11,484 Calculation of Distributable Earnings per Share: Distributable Earnings $ 12,825 $ 14,720 $ 16,100 Distributable Earnings Shares Outstanding 31,879 31,845 31,731 Distributable Earnings Per Share $ 0.40 $ 0.46 $ 0.51 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share (amounts in thousands, except per share amounts) Refer to Notes on page 27. Office Properties Income Trust - Chicago, IL

Appendix

24Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Notes to Page 11 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from SEVN of $19, $68 and $60 during the three months ended March 31, 2025, December 31, 2024 and March 31, 2024, respectively. For the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 3,913 $ 4,285 $ 4,154 ILPT 5,760 5,918 5,875 OPI 2,843 2,987 3,307 SVC 7,062 7,209 7,910 SEVN 1,104 1,141 1,126 Total Perpetual Capital 20,682 21,540 22,372 AlerisLife 1,421 1,400 1,451 Sonesta 2,021 2,224 2,000 RMR Residential 120 154 154 Other private entities 3,017 3,029 3,008 Total Private Capital 6,579 6,807 6,613 Total Base Business Management & Advisory Revenues $ 27,261 $ 28,347 $ 28,985 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,286 $ 1,345 $ 1,415 ILPT 3,257 3,222 3,341 OPI 2,668 2,907 3,630 SVC 2,086 1,508 1,484 SEVN 21 16 9 Total Perpetual Capital 9,318 8,998 9,879 RMR Residential 4,873 4,525 4,902 Other private entities 2,239 1,625 2,209 Total Private Capital 7,112 6,150 7,111 Total Base Property Management & Other Revenues $ 16,430 $ 15,148 $ 16,990 Notes (dollars in thousands)

25Fiscal Q2 2025RETURN TO TABLE OF CONTENTS Notes to Page 11 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 CONSTRUCTION SUPERVISION REVENUES DHC $ 233 $ 964 $ 520 ILPT 41 170 73 OPI 350 652 771 SVC 657 1,389 1,696 SEVN — 5 — Total Perpetual Capital 1,281 3,180 3,060 RMR Residential 266 486 406 Other private entities 248 163 145 Total Private Capital 514 649 551 Total Construction Supervision Fees $ 1,795 $ 3,829 $ 3,611 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,432 $ 6,594 $ 6,089 ILPT 9,058 9,310 9,289 OPI 5,861 6,546 7,708 SVC 9,805 10,106 11,090 SEVN 1,125 1,162 1,135 Total Perpetual Capital 31,281 33,718 35,311 AlerisLife 1,421 1,400 1,451 Sonesta 2,021 2,224 2,000 RMR Residential 5,259 5,165 5,462 Other private entities 5,504 4,817 5,362 Total Private Capital 14,205 13,606 14,275 Total Management & Advisory Services Revenues $ 45,486 $ 47,324 $ 49,586 Notes (Continued) (dollars in thousands)

26Fiscal Q2 2025RETURN TO TABLE OF CONTENTS $30,743,702 $17,733,763 $17,733,763 $11,424,841 $6,756,986 $6,756,986 $5,905,126 $2,728,780 $2,728,780 $5,693,869 $4,603,897 $4,603,897 $7,719,866 $3,644,100 $3,644,100 Historical Cost Market Capitalization Lower of $29,836,561 $16,679,884 $16,679,884 $11,363,702 $6,211,123 $6,211,123 $5,352,300 $2,468,647 $2,468,647 $5,703,960 $4,530,731 $4,530,731 $7,416,599 $3,469,383 $3,469,383 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC As of March 31, 2025 As of March 31, 2024 Notes to Page 13 – GAAP Results: Condensed Consolidated Statements of Income (1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties, and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of March 31, 2025 and 2024 and may differ from the basis on which base business management fees are calculated: Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 12 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:



Quarterly Tax Distributions
Taxing Authorities
Tax Rate: ~20.00% (1)
The RMR Group Inc.
(C-Corp)
Tax Rate: 37.25% (2)
The RMR Group LLC
(Partnership)

(1) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.
(2) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.

Notes to Page 22 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	March 31, 2025	December 31, 2024	March 31, 2024
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 3,348	$ 3,341	$ 3,512
The RMR Group LLC tax distributions to noncontrolling interest	3,028	2,862	3,049
Total tax distributions to members from The RMR Group LLC	**$ 6,376**	**$ 6,203**	**$ 6,561**

Tax distributions for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024 exclude $26, $26 and $20, respectively, to The RMR Group Inc. and $24, $24 and $10, respectively, to the noncontrolling interest related to incentive fees earned from SEVN.

RETURN TO TABLE OF CONTENTS
Fiscal Q2 2025
27

28Fiscal Q2 2025RETURN TO TABLE OF CONTENTS RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders from The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

29Fiscal Q2 2025RETURN TO TABLE OF CONTENTS • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and Seven Hills Realty Trust (SEVN). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate RMR manages through RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. • Private Credit (Diversified) consists of loans held for investment that were originated by our private capital debt vehicle, or Real Estate Lending Venture. Non-GAAP Financial Measures and Certain Definitions (Continued)

30Fiscal Q2 2025RETURN TO TABLE OF CONTENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for RMR's Real Estate Lending Venture, and SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors in its Real Estate Lending Venture in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements